Third Quarter 2016 Investor Presentation

Safe Harbor Statement F O R W A R D - L O O K I N G S T A T E M EN T S This presentation includes ―forward-looking statements‖ within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as ―expect,‖ ―target,‖ ―assume,‖ ―estimate,‖ ―project,‖ ―budget,‖ ―forecast,‖ ―anticipate,‖ ―intend,‖ ―plan,‖ ―may,‖ ―will,‖ ―could,‖ ―should,‖ ―believe,‖ ―predicts,‖ ―potential,‖ ―continue,‖ and similar expressions are intended to identify such forward-looking statements. These forward- looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2015, and any subsequent Quarterly Reports on Form 10-Q, under the caption ―Risk Factors.‖ Factors that could cause actual results to differ include, but are not limited to: the state of credit markets and general economic conditions; changes in interest rates and the market value of our assets; changes in prepayment rates of mortgages underlying our target assets; the rates of default or decreased recovery on the mortgages underlying our target assets; the occurrence, extent and timing of credit losses within our portfolio; the concentration of credit risks we are exposed to; declines in home prices; our ability to establish, adjust and maintain appropriate hedges for the risks in our portfolio; the availability and cost of our target assets; the availability and cost of financing; changes in the competitive landscape within our industry; our ability to successfully implement new strategies and to diversify our business into new asset classes; our ability to manage various operational risks and costs associated with our business; interruptions in or impairments to our communications and information technology systems; our ability to successfully securitize or sell mortgage loans; our ability to acquire mortgage servicing rights (MSR) and successfully operate our seller-servicer subsidiary and oversee our subservicers; the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process; the state of commercial real estate markets and our ability to acquire or originate commercial real estate loans or related assets; our exposure to legal and regulatory claims; legislative and regulatory actions affecting our business; the impact of new or modified government mortgage refinance or principal reduction programs; our ability to maintain our REIT qualification; and limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Two Harbors’ most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Two Harbors or matters attributable to Two Harbors or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors. 2

Two Harbors Investment Corp. Overview (1) LEADING HYBRID MORTGAGE REIT PROVIDING STRONG RISK - ADJUSTED RETURNS 3 (1) Except as otherwise indicated in this presentation, reported data is as of or for the period ended September 30, 2016. OVERVIEW PROVEN STRATEGY • Equity market capitalization of approximately $3.0 billion; portfolio of $17.0 billion • Diversified portfolio approach includes Agency and non-Agency RMBS, mortgage servicing rights (MSR) and commercial real estate assets • Conservative risk profile with low interest rate exposure provides more stable book value and income generation • Experienced management team with deep expertise and experience in managing mortgage credit, interest rate and prepayment risk • Diversified business model takes advantage of evolving mortgage finance landscape • Opportunistically allocate capital to drive long- term stockholder value • Disciplined risk management drives high quality returns with lower volatility

-20.0% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% 140.0% 160.0% 10/29/2009 9/29/2010 8/29/2011 7/29/2012 6/29/2013 5/29/2014 4/29/2015 3/29/2016 TWO BBG REIT MTG Index Delivering Results 4 (1) Two Harbors’ total stockholder return is calculated for the period October 29, 2009 through September 30, 2016. Total stockholder return is defined as stock price appreciation including dividends. Source: Bloomberg. (2) Bloomberg REIT Mortgage Index total stockholder return for the period October 29, 2009 through September 30, 2016. The Bloomberg REIT Mortgage Index tracks publicly traded REITs whose principal business consists of originating, servicing or investing in residential mortgage interests. The index uses a modified market capitalization weighted methodology, and components are reviewed quarterly for eligibility. Source: Bloomberg. • Outperformed peer group by over 40% since inception • Delivered total stockholder return of 132%(1) ― Bloomberg REIT Mortgage Index total stockholder return of 88% over the same period of time(2) • Maintained comparable dividend yield with lower leverage and less interest rate exposure than peer average 132% 88% (2) (1) 9/30/16

Key Areas of Focus INCREASE EARNINGS POWER AND SIMPLIFY BUSINESS MODEL • Continue to thoughtfully manage Agency portfolio and build out MSR position • Capitalize on tailwinds supporting non-Agency • Increase capital allocated to commercial strategy • Deploy capital to maximize returns ― On track to substantially wind down conduit by end of 2016; cost savings and incremental investment income from capital redeployment expected to be about $20 million in 2017 BUILDING STRONG MOMENTUM FOR 2017 5

Diversified Financing Profile 6 REPURCHASE AGREEMENTS • Repo markets functioning without interruption • Outstanding borrowings of $10.6 billion with 22 active counterparties; 31 total counterparties • $441.8 million outstanding with direct lending counterparty FINANCING FOR MSR • Added $30 million revolving credit facility • Initial terms favorable – Advance rate of 60.0% – Spread over LIBOR of 375 basis points • Anticipate expanding upon this source of financing FEDERAL HOME LOAN BANK OF DES MOINES • Outstanding secured advances of $4.0 billion • Weighted average borrowing rate of 0.67% FINANCING FOR COMMERCIAL REAL ESTATE ASSETS • Two $250 million financing facilities

HISTORICAL CAPITAL ALLOCATION PORTFOLIO COMPOSITION (1) Portfolio Composition 7 $17.0 BILLION PORTFOLIO AS OF SEPTEMBER 30, 2016 (1) For additional detail on the portfolio, see Appendix slides 14-20. (2) Commercial consists of senior and mezzanine commercial real estate debt and related instruments. (3) MSR includes Ginnie Mae buyout residential mortgage loans. (4) Assets in ―Rates‖ include Agency RMBS, Agency Derivatives, MSR and Ginnie Mae buyout residential mortgage loans. (5) Assets in ―Credit‖ include non-Agency RMBS, prime jumbo residential mortgage loans, net economic interest in securitization trusts and credit sensitive residential mortgage loans. Commercial(2) $1.1b March 31, 2016 June 30, 2016 September 30, 2016 Rates(4) 56% 56% 54% Credit(5) 33% 31% 31% Commercial 11% 13% 15% DIVERSIFIED AND BALANCED CAPITAL ALLOCATION Agency $12.6b MSR(3) $0.5b Non-Agency $1.9b Conduit $0.9b Rates(4) $13.1b Credit(5) $2.8b Commercial $1.1b

Rates Strategy 8 • Maintain low interest rate exposure • Focus on preserving book value and income generation • Agency pools combined with MSR provides attractive returns with less risk ― Additional benefits from increased MSR yield and float income in slowing prepayment environment THIRD QUARTER ACCOMPLISHMENTS • Continued to add prepayment protected Agency RMBS; approximately 65% of pools had some form of prepayment protection as of September 30, 2016 • Added $10.6 billion UPB of new issue, high quality MSR ― Expect near-term flow MSR volume of approximately $2.5 billion UPB per month BOOK VALUE AND INCOME LARGELY INSULATED FROM CHANGES IN INTEREST RATES

Credit Strategy 9 LEGACY NON-AGENCY RMBS • Strong tailwinds for residential credit driving greater long- term opportunity for portfolio ― Employment improving ― Housing prices increasing ― Affordability high • Continue to reduce credit reserve; released over $400 million in the past 3 years ― Expect future yields to be consistent with this quarter due to release of reserves • On track to substantially complete wind down of conduit by year-end • Completed ABMT 2016-3, a $377 million UPB securitization • Positioned to redeploy freed up capital into strategies with higher returns ― Agency pools combined with MSR ― Commercial real estate assets MORTGAGE LOAN CONDUIT

SIGNIFICANT OPPORTUNIT Y • Commercial real estate loan market exceeds $3.0 trillion, with over $1.5 trillion maturing in the next several years(1) ― Additional borrowing needs are being driven by increased sale transaction volumes • Strong fundamentals ― Long-term real estate valuations compare favorably ― Spread between CRE capitalization rates and Treasuries remains above historical average ― Significantly limited new supply of properties ― Continued improvement in rent and occupancies ― Lending relies significantly on cash flow from rent rather than property appreciation • Risk-adjusted returns are attractive ― Low-to-mid double digit return on equity (ROE) ― Floating rate assets provide upside to higher rates Commercial Real Estate Market Overview 10 (1) Source: Goldman Sachs; Trepp, LLC. Based on Federal Reserve Flow of Funds Data.

• Aggregate portfolio carrying value of $1.1 billion at September 30, 2016 ― Twenty-two senior and six mezzanine assets • Weighted average stabilized loan-to-value (LTV) of 65.1%(1); weighted average spread of LIBOR plus 482 basis points • Tremendous opportunity for lending; strong pipeline of loans Commercial Real Estate Strategy 11 PORTFOLIO BY PROPERTY TYPE PORTFOLIO BY GEOGRAPHY (1) Stabilized LTV considers the prospective market value ―as stabilized‖ which reflects the property’s market value as of the time the property is projected to achieve stabilized occupancy. Stabilized occupancy is the occupancy level that a property is expected to achieve after the property is exposed to the market for lease over a reasonable period of time and at comparable terms and conditions to other similar properties. Office 42.9% Retail 21.3% Multifamily 18.7% Industrial 9.4% Hotel 7.7% Northeast 44.1% Southwest 23.9% West 16.2% Southeast 9.4% Midwest 6.4%

11.2% 10.3% 11.3% 11.0% 13.6% 11.9% 13.0% 12.0% 0.0% 6.0% 12.0% 18.0% 2013 2014 2015 2016-YTD 2013 2014 2015 2016-YTD …LESS INTEREST RATE R ISK (3) . . . Attractive Returns With Lower Risk 12 AT T R AC T I VE & C O M PA R A BLE D I V I D E ND Y I E L D (1) …WITH LOWER LEVERAGE (2) . . . SUPERIOR ASSET SELECTION AND RISK MANAGEMENT DRIVE RETURNS WITH LESS RISK TWO Peer Average TWO Peer Average TWO Peer Average …AND LESS P R E PAY M E NT E X P O S U R E (4) TWO Peer Average Note: Two Harbors and peer financial data for Dividend Yield, Leverage, Prepayment Risk and Interest Rate Exposure on this slide is based on available financial information as of September 30, 2016 as filed with the SEC. Peers include AGNC, ANH, ARR, CMO, CYS, IVR, MFA , NLY and HTS (financial information for HTS is included in peer financial data only for the periods ending prior to the second quarter of 2016). (1) Represents average of annualized yields on all quarterly cash dividends per respective fiscal year. Two Harbors’ first quarter 2013 dividend yield used in annual average calculation was based on cash dividend of $0.32 per share and does not include Silver Bay Realty Trust common stock distribution of $1.01 per share. Annualized yields for each quarter are calculated by dividing annualized quarterly dividends by closing share price as of respective quarter-ends. Peer dividend data based on peer company press releases. Historical dividends may not be indicative of future dividend distributions. Our company ultimately distributes dividends based on its taxable income per share of common stock. (2) Represents average of debt-to-equity ratios for all reportable quarters per respective fiscal year. Debt-to-equity is defined as total borrowings to fund RMBS, residential mortgage loans held-for-sale, commercial real estate assets, MSR and Agency Derivatives divided by total equity. (3) Represents average of estimated change in equity value for theoretical +100bps parallel shift in interest rates for all reportable quarters per respective fiscal year. Change in equity market capitalization is adjusted for leverage. (4) Represents average of the constant prepayment rate (CPR) on Agency RMBS, including Agency Derivatives, for all reportable quarters per respective fiscal year. 3.2x 3.0x 3.0x 3.7x 6.9x 6.4x 6.6x 6.2x 0.0x 2.0x 4.0x 6.0x 8.0x 2013 2014 2015 2016-YTD 2013 2014 2015 2016-YTD 8.1% 7.6% 9.3% 9.2% 15.0% 11.2% 13.5% 14.3% 0.0% 5.0% 10.0% 15.0% 20.0% 2013 2014 2015 2016-YTD 2013 2014 2015 2016-YTD 1.8% -1.0% -3.2% -3.5% -11.7% -8.2% -6.7% -6.0% -15.0% -10.0% -5.0% 0.0% 5.0% 2013 2014 2015 2016-YTD 2013 2014 2015 2016-YTD

Appendix

Rates: Agency RMBS Metrics 14 AGENCY PORTFOLIO YIELDS AND METRICS AGENCY RMBS CPR(1) (1) Agency weighted average 3-month Constant Prepayment Rate (CPR) includes IIOs (or Agency Derivatives). (2) Weighted average cost basis includes RMBS principal and interest securities only. Average purchase price utilized carrying value for weighting purposes. Portfolio Yield Realized Q2- 2016 At June 30, 2016 Realized Q3- 2016 At September 30, 2016 Agency yield 3.0% 2.8% 2.8% 2.8 % Repo and FHLB costs 0.7% 0.7% 0.8% 0.8 % Swap costs 0.3% 0.2% 0.2% 0.1 % Net interest spread 2.0% 1.9% 1.8% 1.9 % Portfolio Metrics Q2-2016 Q3-2016 Weighted average 3-month CPR(1) 8.6% 9.7 % Weighted average cost basis(2) $105.3 $105.6 AGENCY PORTFOLIO COMPOSITION 30-Year Fixed 4-4.5% 29.7% 30-Year Fixed 3-3.5% 60.4% 30-Year Fixed 5% & above 4.4% IO & Inverse IO 2.8% Other 2.4% Hybrid ARMs 0.3% 9.7% 10.3% 9.2% 8.6% 9.7% 0.0% 5.0% 10.0% 15.0% Q3-2015 Q4-2015 Q1-2016 Q2-2016 Q3-2016

Rates: Agency RMBS 15 As of September 30, 2016 Par Value ($M) Market Value ($M) % Prepay Protected(1) Amortized Cost Basis ($M) Weighted Average Coupon Weighted Average Age (Months) 30-Year fixed 3.0-3.5% $7,251 $7,597 49.9% $7,563 3.1% 5 4.0-4.5% 3,381 3,731 100.0% 3,636 4.2% 39 ≥ 5.0% 484 555 100.0% 522 5.5% 92 11,116 11,883 68.0% 11,721 3.6% 20 Hybrid ARMs 30 33 — % 32 5.0% 151 Other 294 304 0.6% 278 4.2% 119 IOs and IIOs 3,599 358 (2) — % 345 3.6% 78 Total $15,039 $12,578 64.2% $12,376 3.6% 24 (1) Includes securities with implicit or explicit protection including lower loan balances (securities collateralized by loans less than or equal to $175K of initial principal balance), higher LTVs (securities collateralized by loans with greater than or equal to 80% LTV), certain geographic concentrations and lower FICO scores. (2) Represents market value of $217.3 million of IOs and $141.2 million of Agency Derivatives.

Rates: Mortgage Servicing Rights(1) 16 As of June 30, 2016 As of September 30, 2016 Fair value ($M) $427.8 $455.6 Unpaid principal balance ($M) $55,622.0 $55,080.9 Weighted average coupon 3.9% 3.9 % Original FICO score(2) 750 757 Original LTV 75% 72% 60+ day delinquencies 0.9% 0.3 % Net servicing spread 27.0 basis points 25.4 basis points Vintage: Pre-2009 2.2% 0.7% 2009-2012 39.9% 28.4 % Post 2012 57.9% 70.9 % Percent of MSR portfolio: Conventional 83.8% 99.7 % Government FHA 12.1% 0.3 % Government VA/USDA 4.1% — % (1) Excludes residential mortgage loans held-for-investment in securitization trusts for which the company is the named servicing administrator. (2) FICO represents a mortgage industry accepted credit score of a borrower.

Credit: Non-Agency MBS Metrics 17 NON-AGENCY PORTFOLIO COMPOSITION NON-AGENCY PORTFOLIO YIELDS AND METRICS (1) Weighted average cost basis includes MBS principal and interest securities only. Average purchase price utilized carrying value for weighting purposes. If current face were utilized for weighting purposes, total non-Agency MBS excluding the company’s non-Agency interest-only portfolio would have been $55.64 at September 30, 2016. Portfolio Yield Realized Q2- 2016 At June 30, 2016 Realized Q3- 2016 At September 30, 2016 Non-Agency yield 8.1% 8.3% 8.7% 8.5 % Repo and FHLB costs 2.4% 2.4% 2.5% 2.5 % Swap costs 0.3% 0.3% 0.2% 0.1 % Net interest spread 5.4% 5.6% 6.0% 5.9 % NON-AGENCY MBS CPR Non-Agency: Loan Type June 30, 2016 September 30, 2016 Sub-prime 68% 67 % Option-ARM 9% 8 % Prime 6% 5 % Alt-A 5% 6 % Other 12% 14 % Portfolio Metrics Q2-2016 Q3-2016 Weighted average 3-month CPR 6.1% 7.3 % Weighted average cost basis(1) $58.6 $59.1 6.9% 6.2% 5.3% 6.1% 7.3% 0.0% 5.0% 10.0% Q3-2015 Q4-2015 Q1-2016 Q2-2016 Q3-2016

Credit: Non-Agency MBS

As of September 30, 2016	Senior Bonds	Mezzanine Bonds	Total P&I
Portfolio characteristics:			
Carrying value ($M)	$1,193.0	$650.0	$1,843.0
% of non-Agency portfolio	64.7%	35.3%	100.0%
Average purchase price[1]	$53.96	$68.40	$59.05
Average coupon	2.9%	2.3%	2.7%
Weighted average market price[2]	$74.86	$76.97	$75.59
Collateral attributes:			
Average loan age (months)	120	124	121
Average loan size ($K)	$361	$303	$345
Average original Loan-to-Value	70.9%	69.4%	70.5%
Average original FICO[3]	635	656	641
Current performance:			
60+ day delinquencies	25.3%	19.1%	23.6%
Average credit enhancement[4]	10.1%	19.1%	12.5%
3-Month CPR[5]	5.7%	11.5%	7.3%

(1) Average purchase price utilized carrying value for weighting purposes. If current face were utilized for weighting purposes, the average purchase price for senior, mezzanine and total non-Agency MBS, excluding our non-Agency interest-only portfolio, would have been $50.16, $65.98 and $55.64, respectively.
(2) Weighted average market price utilized current face for weighting purposes.
(3) FICO represents a mortgage industry accepted credit score of a borrower.
(4) Average credit enhancement remaining on our non-Agency MBS portfolio, which is the average amount of protection available to absorb future credit losses due to defaults on the underlying collateral.
(5) 3-Month CPR is reflective of the prepayment speed on the underlying securitization; however, it does not necessarily indicate the proceeds received on our investment tranche. Proceeds received for each security are dependent on the position of the individual security within the structure of each deal.

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Commercial Real Estate Assets

	Type	Origination Date	Principal Balance	Book Value	Cash Coupon(1)	Yield(2)	Original Term (Years)	State	Property Type	Initial LTV(3)	Stabilized LTV(4)
Asset 1	Senior	12/15	$120.0	$119.5	L + 4.20%	5.91%	4	LA	Retail	65.5%	60.0%
Asset 2	Senior	09/15	105.0	104.8	L + 3.42%	4.76%	3	CA	Retail	70.9%	66.9%
Asset 3	Senior	07/16	93.1	91.6	L + 4.45%	5.89%	4	Multi-state	Office	63.0%	61.5%
Asset 4	Senior	04/16	82.0	81.1	L + 4.75%	6.09%	3	NY	Industrial	55.4%	55.4%
Asset 5	Senior	11/15	77.1	76.8	L + 4.20%	5.80%	3	NY	Office	66.4%	68.7%
Asset 6	Senior	06/16	50.3	49.7	L + 4.49%	5.95%	4	HI	Retail	76.2%	56.5%
Asset 7	Mezzanine	11/15	49.1	49.1	L + 7.25%	7.90%	3	Multi-state	Office	77.6%	77.5%
Asset 8	Mezzanine	03/15	45.9	45.8	L + 6.75%	8.14%	2	Multi-state	Hotel	70.3%	63.5%
Asset 9	Senior	12/15	43.5	43.4	L + 4.05%	5.61%	3	TX	Multifamily	81.2%	76.8%
Asset 10	Senior	04/16	43.5	42.8	L + 4.40%	6.11%	3	NY	Office	66.9%	62.1%
Asset 11	Senior	12/15	42.2	42.1	L + 4.65%	6.43%	4	PA	Office	74.5%	67.5%
Asset 12	Senior	02/16	40.6	40.2	L + 4.30%	5.63%	3	TX	Office	72.9%	70.4%
Asset 13	Senior	08/16	39.6	38.9	L + 4.95%	6.45%	4	NJ	Office	61.0%	63.0%
Asset 14	Senior	11/15	38.0	37.7	L + 4.55%	6.41%	4	MD	Office	80.0%	64.5%
Asset 15	Senior	03/16	33.8	33.6	5.11%	5.24%	10	NJ	Office	74.9%	74.9%

(1) Cash coupon does not include origination or exit fees.
(2) Yield includes net origination fees and exit fees, but does not include future fundings.
(3) Initial LTV considers the original appraisal at the time of origination.
(4) Stabilized LTV considers the prospective market value "as stabilized" which reflects the property's market value as of the time the property is projected to achieve stabilized occupancy. Stabilized occupancy is the occupancy level that a property is expected to achieve after the property is exposed to the market for lease over a reasonable period of time and at comparable terms and conditions to other similar properties.

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Commercial Real Estate Assets

	Type	Origination Date	Principal Balance	Book Value	Cash Coupon[1]	Yield[2]	Original Term (Years)	State	Property Type	Initial LTV[3]	Stabilized LTV[4]
Asset 16	Senior	01/16	30.4	30.0	L + 4.80%	6.45%	3	IL	Multifamily	82.8%	66.7%
Asset 17	Senior	08/16	24.0	23.8	L + 4.70%	6.34%	4	NY	Industrial	70.0%	70.0%
Asset 18	Senior	10/15	23.5	23.4	L + 3.60%	4.94%	4	NY	Multifamily	73.4%	58.6%
Asset 19	Senior	08/15	19.3	19.3	L + 5.25%	6.83%	3	FL	Multifamily	76.3%	75.3%
Asset 20	Senior	08/15	18.7	18.6	L + 4.05%	5.67%	3	FL	Multifamily	85.0%	68.4%
Asset 21	Senior	08/16	18.4	18.2	L + 4.57%	5.98%	3	FL	Multifamily	71.0%	58.0%
Asset 22	Mezzanine	08/15	17.0	17.0	L + 8.75%	10.06%	2	FL	Hotel	71.9%	67.9%
Asset 23	Senior	10/15	16.0	15.9	L + 4.99%	6.49%	3	MO	Hotel	73.2%	57.8%
Asset 24	Senior	06/16	13.4	13.2	L + 4.62%	5.98%	3	NY	Multifamily	69.5%	64.7%
Asset 25	Senior	09/15	11.0	11.0	L + 4.03%	5.39%	3	FL	Multifamily	77.7%	76.9%
Asset 26	Mezzanine	07/15	10.3	10.3	L + 12.25%	14.03%	3	PA	Office	81.6%	79.6%
Asset 27	Mezzanine	08/15	9.9	9.9	L + 9.50%	11.59%	5	GA	Office	78.7%	66.4%
Asset 28	Mezzanine	11/15	7.2	6.8	13.00%[5]	16.28%	10	NY	Hotel	68.3%	43.7%
Total/Weighted Average			**$1,122.8**	**$1,114.5**	**L + 4.82%**	**6.28%**	**3.6**			**70.2%**	**65.1%**

(1) Cash coupon does not include origination or exit fees.
(2) Yield includes net origination fees and exit fees, but does not include future fundings.
(3) Initial LTV considers the original appraisal at the time of origination.
(4) Stabilized LTV considers the prospective market value "as stabilized" which reflects the property's market value as of the time the property is projected to achieve stabilized occupancy. Stabilized occupancy is the occupancy level that a property is expected to achieve after the property is exposed to the market for lease over a reasonable period of time and at comparable terms and conditions to other similar properties.
(5) A variable rate per annum generating not less than a 13% internal rate of return on the principal balance of the loan, inclusive of the exit fee.

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(1) Data as of June 30, 2016, except where noted.